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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 14, 2002



                              FLORSHEIM GROUP INC.
             (Exact name of registrant as specified in its charter)



                 DELAWARE                                        36-3520923
        (State or other jurisdiction of                       (I.R.S. Employer
        incorporation or organization)                       Identification No.)



     200 NORTH LASALLE STREET, CHICAGO, ILLINOIS                60601-1014
      (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number, including area code (312) 458-2500




                                 Not Applicable
     ----------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)



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 ITEM 5.   OTHER EVENTS

Pursuant to Bankruptcy Rule 2015, Florsheim Group Inc, filed its monthly operating reports covering the period ending May 25, 2002 with the United States Bankruptcy Court for the District of Delaware.

Attached as Exhibit 99.1 to this Form 8-K is the following financial information included in such monthly operating reports:


    1.       Summary of Cash Receipts and Disbursements.
    2.       Summary of Cash Accounts.
    3.       Receipts Listing.
    4.       Disbursements Listing.
    5.       Statement of Inventory.
    6.       Payroll Information Statement.
    7.       Statement of Aged Receivables.
    8.       Accounts Payable Aging.
    9.       Tax Questionnaire.
   10.       Declaration Under Penalty of Perjury.








ITEM 7.    EXHIBIT

           (c)  Exhibit


   Exhibit
   Number                Description
-----------   ------------------------------------------------------------------

    99.1      Financial Information dated May 25, 2002.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      FLORSHEIM GROUP INC.

                                      /s/ F. Terrence Blanchard
                                      ------------------------------------------
                                      F. Terrence Blanchard
                                      Vice President, Finance and Chief
                                      Accounting Officer



June 28, 2002